                                                                 Exhibit (d)(25)

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST

                                       AND

                              ING INVESTMENTS, LLC

                                            ANNUAL INVESTMENT MANAGEMENT FEE
                                            --------------------------------
SERIES*                                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------
ING Principal Protection Fund     Offering Phase    0.25%
                                  Guarantee Period  0.80%
                                  Index Plus
                                  LargeCap Period   0.60%

ING Principal Protection Fund     Offering Phase    0.25%
II                                Guarantee Period  0.80%
                                  Index Plus
                                  LargeCap Period   0.60%

ING Principal Protection          Offering Phase    0.25%
Fund III                          Guarantee Period  0.80%
                                  Index Plus
                                  LargeCap Period   0.60%

ING Principal Protection          Offering Phase    0.25%
Fund IV                           Guarantee Period  0.80%
                                  Index Plus
                                  LargeCap Period   0.60%

ING Principal Protection Fund     Offering Phase    0.25%
V                                 Guarantee Period  0.80%
                                  Index Plus
                                  LargeCap Period   0.60%

ING Principal Protection Fund     Offering Phase    0.25%
VI                                Guarantee Period  0.80%
                                  Index Plus
                                  LargeCap Period   0.60%

* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.

                                            ANNUAL INVESTMENT MANAGEMENT FEE
                                            --------------------------------
SERIES*                                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------
ING Principal Protection Fund     Offering Phase    0.25%
VII                               Guarantee Period  0.80%
                                  Index Plus
                                  LargeCap Period   0.60%

ING Principal Protection Fund     Offering Phase    0.25%
VIII                              Guarantee Period:
                                  -     Equity Component 0.80%
                                  -     Fixed Component 0.55%
                                  -     ETF & Futures Strategy in lieu of Equity
                                        Strategy 0.55%
                                  Index Plus
                                  LargeCap Period   0.60%

ING Principal Protection Fund     Offering Phase    0.25%
IX                                Guarantee Period  0.80%
                                  Index Plus
                                  LargeCap Period   0.60%


* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.